UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2017

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Regions Financial Corporation (the “Company”) sent a notice (the “Original Notice”) to participants and beneficiaries in the Regions Financial Corporation 401(k) Plan (the “Plan”) on November 22, 2016, informing them that the recordkeeper of the Plan was being changed, effective January 1, 2017. The notice indicated that there would be a blackout period beginning on December 23, 2016, and expecting to end on January 13, 2017 (the “Blackout Period”). The transition to the new recordkeeper occurred more quickly than expected, and the Blackout Period ended earlier on January 10, 2017. Participants and beneficiaries now have access to their plan accounts and can direct and diversify their investments and request a loan or a distribution to the extent they could before the Blackout Period started. The Company sent an updated notice (the “Updated Notice”) to participants and beneficiaries informing them that the Blackout Period ended on January 10, 2017, earlier than stated in the Original Notice. A copy of the Updated Notice is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A participant in the Plan, a security holder, or other interested person may obtain, without charge, information regarding the Blackout Period by contacting MassMutual at 800-701-8892 Monday through Friday between 7:00 a.m. and 8:00 p.m. Central Time and referencing 62273.

In connection with the foregoing, on January 10, 2017, the Company also sent a separate updated notice to its Executive Officers and Directors pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction) informing them of the change in the ending date of the Blackout Period. A copy of that separate updated notice is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

No.	Exhibit

99.1	Updated Notice sent on January 10, 2017 to Regions Financial Corporation 401(k) Plan Participants and Beneficiaries regarding a Blackout Period.

99.2	Separate Updated Notice sent on January 10, 2017 to Regions Financial Corporation's Executive Officers and Directors regarding a Blackout Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hope D. Mehlman
Name:	Hope D. Mehlman
Title:	Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary

Date: January 10, 2017